Exhibit 10.1

September 30, 2015

GenMark Diagnostics, Inc.
5964 La Place Court
Carlsbad, California 92008
Attention: General Counsel
Ladies and Gentlemen:
Reference is made to that certain Loan and Security Agreement, dated as of January 12, 2015, by and among GenMark Diagnostics, Inc., a Delaware corporation (“Borrower”), the other entities or persons signatory thereto as Loan Parties, General Electric Capital Corporation, a Delaware corporation, as Agent and Lender, and the other financial institutions signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.
Each of (i) General Electric Capital Corporation, in its capacity as Agent, (ii) the Lenders signatory hereto and (iii) by its signature below, Borrower, agree as follows:

(A)	Section 6.3 of the Loan Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:
“(b) Concurrently with the delivery of the financial statements specified in Sections 6.3(a)(i) and 6.3(a)(iii), Borrower shall deliver to Agent and Lenders a compliance certificate, signed by the chief financial officer of Borrower, in the form attached hereto as Exhibit B (a ‘Compliance Certificate’).”

(B)	Section 6.3 of the Loan Agreement is hereby amended by amending and restating clause (d) thereof in its entirety as follows:
“(d) As soon as available and in any event with the delivery of the monthly financial statements specified in Section 6.3(a), and at such other times as Agent may reasonably require during the continuance of a Default or an Event of Default, Borrower shall deliver to Agent and the Revolving Lenders a Borrowing Base Certificate, certified by Borrower’s president, chief executive officer, chief financial officer or treasurer, setting forth the Borrowing Base of Borrower as at the end of the most-recently ended fiscal month or as at such other date as Agent may reasonably require; provided, that no Borrowing Base Certificate shall be required to be delivered for any fiscal month in which no Revolving Loans were outstanding at any time.”

(C)	Section 6.3(e) of the Loan Agreement is hereby amended by amending and restating clauses (i) and (ii) thereof in their entirety as follows:
“(i) concurrently with the delivery of the monthly financial statements specified in Section 6.3(a), a monthly trial balance showing Accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(ii) concurrently with the delivery of the monthly financial statements specified in Section 6.3(a) and at such other times as Agent may reasonably require during the continuance of a Default or an Event of Default, a detailed aging of accounts payable accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and”

(D)
Section 11 of the Loan Agreement is hereby amended by deleting the definitions of “Term Loan B Commitment Termination Date” and “Term Loan C Commitment Termination Date” therein and replacing the same with the following:

“‘Term Loan B Commitment Termination Date’ means ***.
‘Term Loan C Commitment Termination Date’ means ***.”

***    Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

(E)	Schedule A to the Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
This amendment letter is limited solely to the specific matters listed above and shall not be deemed to be a waiver of any Default or Event of Default or a consent to or an amendment of any other provision of the Loan Agreement. This amendment letter shall be governed by, and construed in accordance with, the law of the State of New York. All terms of the Loan Agreement and the other Loan Documents, as modified hereby, remain in full force and effect and constitute the legal, valid and binding obligations of the parties thereto enforceable against such parties in accordance with such terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

This amendment letter is a Loan Document and is entitled to the benefits of the Loan Documents. This amendment letter sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect hereto. This amendment letter is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Agreement and the other Loan Documents or an accord and satisfaction in regard thereto. This amendment letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of this amendment letter by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of page left intentionally blank; Signature page follows]

***    Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By: /s/ Alan M. Silbert
Name:     Alan M. Silbert
Title:    Duly Authorized Signatory

EAST WEST BANK, as a Lender

By: /s/ Linda S. Le Beau
Name:     Linda S. Le Beau
Title:    Managing Director, Life Sciences

Signature Page to Letter Amendment (GenMark)

ACKNOWLEDGED AND AGREED:

GENMARK DIAGNOSTICS, INC.

By: /s/ Scott Mendel
Name: Scott Mendel
Title: Chief Financial Officer

Signature Page to Letter Amendment (GenMark)

SCHEDULE A
COMMITMENTS

Name of Lender	Term Loan A Commitments	Pro Rata Share of Term Loan A Commitments	Term Loan B Commitments	Pro Rata Share of Term Loan B Commitments	Term Loan C Commitments	Pro Rata Share of Term Loan C Commitments	Revolving Loan Commitments	Pro Rata Share of Revolving Loan Commitment	Total Commitments	Pro Rata Share of Total Commitments
General Electric Capital Corporation	***	***	***	***	***	***	***	***	***	***
East West Bank	***	***	***	***	***	***	***	***	***	***

TOTAL	$10,000,000	100%	$10,000,000	100%	$15,000,000	100%	$5,000,000	100%	$40,000,000	100%

***    Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.